Exhibit 10.1

                            THE SOUTH FINANCIAL GROUP
                  SECOND AMENDED AND RESTATED STOCK OPTION PLAN


1.       PURPOSE OF PLAN

         This Second Amended and Restated Stock Option Plan (the "Plan") amends and restates the existing Amended and Restated Stock Option Plan of The South Financial Group, Inc. (the "Company") in 1986, as it has been amended by subsequent amendments dated November 19, 1997, January 1, 2000, December 19, 2001, and April 30, 2002. This Plan also incorporates the provisions of a fifth amendment (dated the date of this document) providing that upon termination of an optionee for cause, all existing options held by such optionee terminate immediately.

         The Plan is intended to serve as an employment incentive to, and to encourage stock ownership by, certain employees of the Company or any of its subsidiaries ("Subsidiaries"), who are largely responsible for the management growth and protection of the Company's business and who are making substantial contributions to the successful growth of the Company.

         It is contemplated that the Company's Board of Directors ("the "Board") and/or Committee (as defined below) may utilize the availability of options granted hereunder ("Options") to fund other compensation plans of the Company, subject, in all cases, to compliance with the terms hereof and applicable law.


2.       ADMINISTRATION

         The Plan shall be administered by the Board; provided, however, that, if the Board includes members who are not "disinterested persons" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation ("Rule 16b-3"), then all authority of the Board under the Plan shall be exercised by a committee of the Board (the "Committee") composed solely of all members thereof who are "disinterested persons" (as so defined).

         The Board or Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law, (ii) select from the group of officers and key employees eligible to participate in the Plan the officers and key employees to whom Options shall be granted, (iii) within the limits established herein, determine the number of shares to be subject to Options and the term of each Option granted to officers and key employees, (iv) prescribe the form of instruments evidencing Options, (v) determine the time or times at which Options shall be granted to officers or key employees, (vi) determine the method of exercise of Options granted to officers or key employees under the Plan, (vii) adopt, amend and rescind general and special rules and regulations for the Plan's administration, and (viii) make all other determinations necessary or advisable for the administration of this Plan. The Board or Committee may designate selected Board or Committee members or certain employees of the Company to assist the Board or Committee in the administration of the Plan and may grant authority to such persons to execute documents on behalf of the Board or Committee, subject in each such case to the requirements of Rule 16b-3.

         No member of the Board or Committee or employee of the Company assisting the Board or Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.



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3.       COMMON STOCK SUBJECT TO THE PLAN

         The stock subject to the Plan shall be shares of the Company's common stock, par value $1.00 per share ("Common Stock") authorized for issuance by the shareholders of the Company but not issued at the time of the grant, or shares of Common Stock which shall have been reacquired by the Company. Subject to adjustment in accordance with the provisions of Section 5 hereof, the total amount of the Common Stock of the Company which may be issued pursuant to grants under the Plan shall not exceed in the aggregate 3,700,000 shares. Any shares subject to an Option, which Option for any reason expires or is terminated unexercised as to such shares, may again be subjected to an Option under the Plan. The Board or Committee will maintain records showing the cumulative total of all shares subject to Options outstanding under this Plan.


4.  GRANT OF OPTIONS

         a. Eligibility and Factors to be Considered in Granting Options. The individuals who shall be eligible to participate in the Plan shall be such employees as the Board or Committee shall determine from time to time. However, participation shall be limited to those officers and key employees of the Company or any of its Subsidiaries who will have, or possess the potential of having, the greatest impact on the Company's long-term performance. No member of the Board who is not an employee of the Company shall be eligible to receive Options under this Plan. Options may be granted under this Plan only for a reason connected with an officer's or key employee's employment by the Company. In making any determination as to the officers and key employees to whom Options shall be granted hereunder and as to the number of shares to be subject thereto, the Board or Committee shall take into account, in each case, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person and such additional factors as the Board or Committee shall deem relevant to the accomplishment of the purposes of the Plan. The Board or Committee may also utilize guidelines set forth in other compensation plans of the Company in determining any matters related to the grant of Options hereunder, provided that the use of such guidelines comports with applicable law.

         b. Allotment of Shares. Options granted hereunder may, at the discretion of the Board or Committee, be: (i) Options which are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) Options which are not intended so to qualify under Section 422 of the Code, or (iii) both of the foregoing, if granted separately, and not in tandem. Each Option granted under this Plan must be clearly identified as to its status as an incentive stock option or not. Options granted hereunder may be allotted to participants in such amounts, subject to the limitations specified in this Plan, as the Board or Committee, in its sole discretion, may from time to time determine.

         In the case of Options intended to be incentive stock options, the aggregate Fair Market Value (determined at the time of the Options' respective grants) (as defined below) of the shares with respect to which incentive stock options are exercisable for the first time by a participant hereunder during any calendar year (under all plans taken into account pursuant to Section 422(d) of the Code) shall not exceed $100,000. Options hereunder not intended to qualify as incentive stock options under Section 422 of the Code may be granted to any Plan participant without regard to the Section 422(d) limitations.

         c. Option Price. The exercise price of each share of stock covered by an option granted hereunder shall be equal to or greater than the Fair Market Value per share of the Company's Common Stock on the date the option is granted. If the stock is traded in the over-the-counter market, such Fair Market Value shall be deemed to be the average between the asked and the bid prices on such day as reported by NASDAQ. If the stock is traded on an exchange, such Fair Market Value shall be deemed to be the average of the high and low prices at which it is quoted or traded on such day.

         d. Time of Granting Options. The date of grant of an Option hereunder shall be the date on which the Board or Committee makes the determination of granting such Option, provided, however that in the case of an option (1)

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originally  granted by a company to which the Company is a successor  (by merger or otherwise) of the obligations of such option and (2) which the Company has elected to treat as being issuable under the Plan, the date of grant shall be the date on which such option was originally granted by the predecessor company. Notice of the determination shall be given to each officer or key employee to whom an Option is so granted within a reasonable time after the date of such grant.

         e. Duration and Exercise of Options. The Option term shall be ten (10) years from the date the Option is granted, except that such term shall be reduced with respect to any Option as outlined below in the event of death or termination of employment or voluntary retirement of the optionee; provided that in the case of a merger, consolidation, dissolution or liquidation of the Company involving a "Change in Control", the expiration date and the dates on which any part of the Option shall be exercisable for all of the shares covered thereby may be accelerated, such the Option shall expire not less than one month after consummation of such merger, consolidation, dissolution or liquidation, but the effectiveness of such acceleration, and any exercise of the Option pursuant thereto in excess of the number of shares for which it would have been exercisable in the absence of such acceleration, shall be conditioned upon the consummation of such merger, consolidation, dissolution or liquidation. For purposes of this Plan a "Change of Control" means a change of control involving the Company which is required to be reported in response to Item 5(f) of
Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, or any merger, tender offer, consolidation or sale of substantially all of the assets of the Company or related series of such events, as a result of which (i) the shareholders of the Company immediately prior to such event hold less than 50% of the outstanding voting securities of the Company or its survivor or successor after such event, (ii) persons holding less than 20% of the Company's stock immediately prior to such event own more than 50% of the outstanding voting securities of the Company or its survivor or successor after such event, or (iii) persons constituting a majority of the Board were not directors for at least the 24 preceding months.

         The exercise of any Option and the delivery of the optioned shares shall be contingent upon receipt by the Company of the full exercise price and any amount required to be withheld by the Company under applicable tax laws in connection with the exercise of the Option. The exercise price may be paid (i) in cash or by check, or (ii) through delivery of shares of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the exercise price of the shares being purchased, or (iii) through any combination of the foregoing methods. At any time when the Company is required to withhold any amount under applicable tax laws in connection with the exercise of an Option, the Company may, in its sole discretion, accept payment of the withholding amount in shares of Common Stock having a Fair Market Value on the date of exercise of the Option equal to the amount required to be withheld. No Option may be exercised after termination of employment of the optionee except as hereinafter provided.

         Unless the Board or Committee expressly states otherwise at the time of grant, Options shall be exercisable on a cumulative basis for 33.3% of the shares covered thereby on each of the first three anniversaries of the grant thereof.

         Unless the Board or Committee expressly states otherwise at the time of grant, Options granted under the Plan may be exercised, if otherwise timely, (a) within three months after voluntary retirement, other than voluntary retirement by reason of disability, of the optionee at or after the age of 60 years, if such voluntary retirement occurs on or after one year following the grant of any Option, and (b) within three months after voluntary retirement occurring at any age by reason of disability. In any such case, the Option may not be exercised for more than the number of shares, if any, as to which it was exercisable by the optionee immediately before such voluntary retirement; provided that if such voluntary retirement was by reason of disability, the Option shall in any case be exercisable for at least 50% of the shares covered thereby; and provided further that if such voluntary retirement occurred when or after the optionee attained the age of 65 years, the Option shall be exercisable for all of the shares covered thereby. Notwithstanding the foregoing, in the event that an optionee is terminated for cause, all existing options held by such optionee shall terminate immediately.


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         If an optionee  shall die while employed by the Company or within three months after voluntary retirement from employment with the Company, such Option may be exercised (to the extent that the optionee would have been entitled to do so at the date of his death) by the legatees, personal representative or distributees of the optionee during the balance of the term thereof, or within one year of the date of the optionee's death, whichever is shorter.

         Notwithstanding anything to the contrary herein, for a period of six months commencing on the date of grant of an Option hereunder to a participant, such participant may not sell any shares of Common Stock acquired upon exercise of such Option.

         "Disability" shall mean a physical or mental condition of an employee resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Company. The disability of an employee has shall be determined by a licensed physician selected by the Board or Committee.


5.       RECAPITALIZATION

         The aggregate number of shares of Common Stock which may be granted from time to time hereunder and the aggregate number of shares of Common Stock which may be granted to any one person shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company, if any; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. In the event of a change in the Company's Common Stock which is limited to a change in the par value thereof, or from par value to no par value, without increase in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.


6.       ASSIGNABILITY

         No Option granted hereunder shall be assignable except as specifically provided herein. Notwithstanding anything to the contrary herein, no Option granted hereunder shall be transferable by him or her except: (i) by will, (ii) by the laws of descent and distribution, or (iii) pursuant to a qualified domestic relations order as defined by the Code or in Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the case of an Option intended to be an incentive stock option, such Option shall not be transferable by a participant other than by will or the laws of descent and distribution and during the optionee's lifetime shall be exercisable only by him or her. No Option, right, or privilege hereunder shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of the Option, or of any right or privilege conferred thereby contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option, right or privilege, the Option and such rights and privileges shall immediately become null and void.


7.       LISTING AND REGISTRATION OF SHARES

         Each Option shall be subject to the requirement that if at any time the Board or Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless and

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until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board or Committee.


8.       EXPIRATION AND TERMINATION OF THE PLAN

         Options may be granted under the Plan at any time or from time to time as long as the total number of shares optioned or purchased under this Plan does not exceed the number of shares of Common Stock specified in Section 3 hereof. The Plan may be abandoned or terminated at any time by the Board or Committee except with respect to any Options then outstanding under the Plan. No Option shall be granted pursuant to the Plan after ten years from the effective date of the Plan.


9.       AMENDMENT OF PLAN

         The Board or Committee may at any time and from time to time modify and amend the Plan (including such form of option agreement) in any respect; provided, however, that no such amendment shall: (a) increase (except in accordance with Section 5) the maximum number of shares for which Options may be granted under the Plan either in the aggregate or to any individual employee, or
(b) reduce (except in accordance with Section 5) the minimum Option prices which may be established under the Plan, or (c) extend the term or terms during which Options may be granted or exercised. The termination of any modification or amendment of the Plan shall not, without the consent of an employee, affect his rights under an Option theretofore granted to him.


10.      EFFECTIVE DATE OF THE PLAN

         The effective date of this Second Amended and Restated Option Plan shall be April 28, 2003.